Computation for Basic and Diluted Income Per Common Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Schedule Of Earnings Per Share Basic And Diluted [Line Items]
Net income-basic	$ 3,655	$ 1,417
Add back: Interest expense on debentures (net of tax)	6,541	5,907
Net income used for diluted earnings per share	$ 10,196	$ 7,324
Basic income per share	$ 0.04	$ 0.02
Diluted income per share	$ 0.04	$ 0.02